Statement of Investments

March 31, 2021 (unaudited)

The India Fund, Inc.

	Shares or Principal Amount	Value
LONG-TERM INVESTMENTS (103.7%)
COMMON STOCKS (103.7%)
INDIA (103.7%)
Communication Services (3.9%)
Affle India Ltd.(a)	168,593	$12,620,221
Bharti Airtel Ltd.	738,459	5,231,167
Info Edge India Ltd.(a)	113,500	6,669,396
		24,520,784
Consumer Discretionary (4.5%)
Bosch Ltd.	30,023	5,792,081
Crompton Greaves Consumer Electricals Ltd.	1,801,914	9,551,201
Maruti Suzuki India Ltd.	134,600	12,681,252
		28,024,534
Consumer Staples (16.4%)
Godrej Agrovet Ltd.(b)	681,080	4,878,480
Godrej Consumer Products Ltd.(a)	837,867	8,344,574
Hindustan Unilever Ltd.	1,320,818	43,844,375
ITC Ltd.	7,786,000	23,223,952
Jyothy Labs Ltd.(a)	4,222,708	7,923,461
Nestle India Ltd.	63,200	14,807,278
		103,022,120
Energy (1.6%)
Aegis Logistics Ltd.	2,365,000	9,823,777

Financials (27.8%)
Axis Bank Ltd.(a)	2,083,968	20,028,344
Bandhan Bank Ltd.(a)(b)	1,706,241	7,974,308
HDFC Bank Ltd.(a)	976,000	19,988,497
Housing Development Finance Corp. Ltd.	1,827,421	62,938,509
ICICI Prudential Life Insurance Co. Ltd.(a)(b)	918,000	5,591,897
Kotak Mahindra Bank Ltd.(a)	1,312,476	31,654,230
Piramal Enterprises Ltd.	343,161	8,228,685
SBI Life Insurance Co. Ltd.(a)(b)	1,541,758	18,581,591
		174,986,061
Health Care (6.9%)
Biocon Ltd.(a)	1,490,576	8,317,656
Fortis Healthcare Ltd.(a)	4,330,000	11,822,258
Sanofi India Ltd.	106,170	11,456,614
Syngene International Ltd.(a)(b)	1,540,000	11,511,974
		43,108,502
Industrials (4.0%)
Container Corp. of India Ltd.	1,709,015	14,008,873
Larsen & Toubro Ltd.	586,407	11,422,358
		25,431,231

See accompanying Notes to Portfolio of Investments.

Statement of Investments (concluded)

March 31, 2021 (unaudited)

The India Fund, Inc.

	Shares or Principal Amount	Value
Information Technology (21.0%)
Infosys Ltd.	2,716,474	$50,944,487
Mphasis Ltd.	739,748	18,234,526
Tata Consultancy Services Ltd.	1,224,750	53,321,821
Tech Mahindra Ltd.	720,500	9,829,756
		132,330,590
Materials (8.7%)
Asian Paints Ltd.	647,434	22,522,560
Shree Cement Ltd.(a)	13,870	5,588,368
UltraTech Cement Ltd.	288,786	26,634,480
		54,745,408
Real Estate (5.0%)
Godrej Properties Ltd.(a)	993,528	19,149,901
Prestige Estates Projects Ltd.(a)	2,997,469	12,515,710
		31,665,611
Utilities (3.9%)
Gujarat Gas Ltd.	1,814,540	13,780,034
Power Grid Corp. of India Ltd.	3,567,000	10,539,270
		24,319,304
Total Common Stocks		651,977,922
SHORT-TERM INVESTMENT—0.2%
UNITED STATES (0.2%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.04%(c)	884,268	884,268
Total Money Market Funds		884,268
Total Investments (Cost $307,110,225) —103.9%		652,862,190
Liabilities in Excess of Other Assets—(3.9)%		(24,336,034)
Net Assets—100.0%		$628,526,156

(a)	Non-income producing security.
(b)	Denotes a security issued under Regulation S or Rule 144A.
(c)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of March 31, 2021.

See accompanying Notes to Portfolio of Investments.

Notes to Portfolio of Investments (unaudited)

March 31, 2021

Summary of Significant Accounting Policies

a. Security Valuation:

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. "Fair value" is defined in the Fund's Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange-traded funds ("ETFs") are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider approved by the Board of Directors (the "Board"). These valuation factors are used when pricing the Fund's portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act, and has an objective, which is not guaranteed, to maintain a $1.00 per share net asset value. Generally, these investment types are categorized as Level 1 investments.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Fund's Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Fund's Board of Directors (the "Board"). A security that has been fair valued by the Fund's Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

The India Fund, Inc.